Exhibit 10.2

Execution Version

SECURITY AGREEMENT

among

IRIDIUM SATELLITE LLC,

and

CERTAIN SUBSIDIARIES OF IRIDIUM HOLDINGS LLC,

as GRANTORS

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as COLLATERAL AGENT

Dated as of November 4, 2019

i

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS		14

5.1	Power of Attorney	14
5.2	Assignments	14
5.3	Infringements	15
5.4	Maintenance of Patents or Copyrights	15
5.5	Prosecution of Patent or Copyright Applications	15
5.6	Other Patents and Copyrights	15
5.7	Remedies	15

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL		16

6.1	Protection of Collateral Agent’s Security	16
6.2	Additional Information	16
6.3	Further Actions	16
6.4	Financing Statements	17

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT		17

7.1	Remedies; Obtaining the Collateral Upon an Event of Default	17
7.2	Remedies; Disposition of the Collateral	19
7.3	Waiver of Claims	20
7.4	Application of Proceeds	21
7.5	Remedies Cumulative	21
7.6	Discontinuance of Proceedings	21

ARTICLE VIII CERTAIN REGULATORY REQUIREMENTS		22

8.1	Certain Regulatory Requirements	22

ARTICLE IX DEFINITIONS		23

ARTICLE X MISCELLANEOUS		28
10.1	Notices	28
10.2	Waiver; Amendment	28
10.3	Obligations Absolute	29
10.4	Successors and Assigns	29
10.5	Headings Descriptive	29
10.6	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	29
10.7	Grantor’s Duties	30
10.8	Termination; Release	31
10.9	Counterparts	32
10.10	Severability	32
10.11	The Collateral Agent and the other Secured Creditors	32

ii

10.12	Additional Grantors	32
10.13	Intercreditor Agreements	33
10.14	[Intentionally Omitted]	33
10.15	Appointment of Sub-Agents	33
10.16	Limited Obligations	33

EXHIBIT A	Form of Copyright Security Agreement
EXHIBIT B	Form of Patent Security Agreement
EXHIBIT C	Form of Trademark Security Agreement
EXHIBIT D	Form of Agreement Regarding Uncertificated Securities
EXHIBIT E	Form of Joinder Agreement

iii

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of November 4, 2019 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, this “Agreement”), made by each of the undersigned grantors (each, a “Grantor” and, together with any other entity that becomes a grantor hereunder pursuant to Section 10.12 hereof, the “Grantors”) in favor of Deutsche Bank AG New York Branch, as collateral agent (together with any successor collateral agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, (i) Iridium Holdings LLC (“Holdings”), (ii) solely with respect to Section 10.12 thereof, Iridium Communications Inc. (“Parent”), (iii) Iridium Satellite LLC (the “Borrower”), (iv) the Lenders party thereto from time to time and (v) Deutsche Bank AG New York Branch, as the Administrative Agent and the Collateral Agent, have entered into a Credit Agreement, dated as of the date hereof (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Credit Agreement”), providing for the making of Loans to, the extensions of credit under the Ancillary Facilities and the issuance of Letters of Credit on behalf of, the Borrower, as contemplated therein;

WHEREAS, Holdings and/or one or more Restricted Subsidiaries may at any time and from time to time enter into one or more Designated Hedging Agreements and Designated Treasury Services Agreements with one or more Guaranteed Creditors (the Guaranteed Creditors, together with their permitted successors and assigns, are referred to herein as “Secured Creditors”);

WHEREAS, pursuant to the Guaranty Agreement, Holdings and each other Guarantor has jointly and severally guaranteed to the Guaranteed Creditors the payment when due of all of the Guaranteed Obligations (as defined in the Guaranty Agreement);

WHEREAS, it is a condition to the making of Loans to, the extensions of credit under the Ancillary Facilities and the issuance of Letters of Credit on behalf of, the Borrower under the Credit Agreement that each Grantor shall have executed and delivered this Agreement; and

WHEREAS, each Grantor will obtain direct or indirect benefits from the incurrence of Loans by, the extensions of credit under the Ancillary Facilities and the issuance of Letters of Credit on behalf of, the Borrower under the Credit Agreement and the entry by Holdings and/or one or more Restricted Subsidiaries into Designated Hedging Agreements and Designated Treasury Services Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

SECURITY INTERESTS

1.1 Grant of Security Interests.

(a) As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, each Grantor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following personal property and fixtures (and all rights therein) of such Grantor, or in which or to which such Grantor has any rights, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral (as defined below)):

(i) each and every Account;

(ii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited in the Cash Collateral Account;

(iii) all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(iv) all Commercial Tort Claims set forth on Schedule 8 of the Perfection Certificate or with a value of $10,000,000 or more (as supplemented from time to time or in any notice delivered pursuant to Section 3.10);

(v) all Software of such Grantor and all intellectual property rights therein (including all Software licensing rights) and all other proprietary information of such Grantor, including but not limited to all proprietary writings, plans, specifications and schematics, all engineering drawings, customer lists, Domain Names and Trade Secret Rights, with respect to each of the foregoing solely to the extent such rights or items subsist or arise under the laws of the United States;

(vi) Contracts and IP Licenses, together with all Contract Rights arising thereunder;

(vii) all Copyrights;

(viii) all Equipment and fixtures;

(ix) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Grantor with any Person and all monies credited thereto;

(x) all Documents;

(xi) all General Intangibles;

(xii) all Goods;

(xiii) all Instruments;

(xiv) all Inventory;

(xv) all Investment Property;

(xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xvii) all Marks, together with the goodwill of the business of such Grantor symbolized by the Marks;

(xviii) all Patents;

(xix) all rights of such Grantor under or relating to the FCC Licenses and the proceeds of any FCC Licenses, provided that such security interest does not include at any time any FCC Licenses to the extent (but only to the extent) that at such time the Collateral Agent may not validly possess a security interest therein pursuant to the Communications Act of 1934, as amended, and the regulations promulgated thereunder, as in effect at such time (the “Communications Act”), but such security interest does include, to the maximum extent permitted by law, the economic value of the FCC Licenses, all rights incident or appurtenant to the FCC Licenses and the right to receive all monies, consideration and proceeds derived from or in connection with the sale, assignment or transfer of the FCC Licenses;

(xx) all books and records pertaining to the Collateral;

(xxi) all Supporting Obligations; and

(xxii) all Proceeds and products of any and all of the foregoing, and, with respect to Copyrights, Marks, Patents, Software and Trade Secret Rights, all income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements, misappropriation or violations thereof and all rights to sue for past, present and future infringement, misappropriation or violations thereof (all of the above in this Section 1.1(a), the “Collateral”).

(b) The security interest of the Collateral Agent under this Agreement extends to all Collateral that any Grantor may acquire, or with respect to which any Grantor may obtain rights, at any time during the term of this Agreement.

1.2 Certain Exceptions. Notwithstanding Section 1.1, no security interest is or will be granted pursuant hereto in any right, title or interest of any Grantor in, to or under (each of clauses (a) through (r) collectively, the “Excluded Collateral”):

(a) any fee-owned real property and any real property leasehold interests (for the avoidance of doubt, this clause (a) shall not apply to fixtures);

(b) interest in any contracts (including Contracts and Contract Rights), Permits, (other than FCC Licenses, but subject to the proviso in Section 1.1(a)(xix)), leases, Accounts, General Intangibles (other than any Equity Interests), Payment Intangibles, Chattel Paper, Letter-of-Credit Rights and Promissory Notes if the grant of a security interest or Lien therein is prohibited as a matter of law, rule or regulation or under the terms of such contracts (including Contracts and Contract Rights), Permits, leases, Accounts, General Intangibles, Payment Intangibles, Chattel Paper, Letter-of-Credit Rights and Promissory Notes, in each case after giving effect to Article 9 of any applicable Uniform Commercial Code and other applicable law;

(c) the Voting Equity Interests of (i) any Foreign Subsidiary that is a CFC in excess of 65% of the outstanding Voting Equity Interests thereof and (ii) any FSHCO in excess of 65% of the outstanding Voting Equity Interests thereof;

(d) assets subject to Capitalized Lease Obligations, purchase money financings or similar arrangements in each case permitted under the Credit Agreement and the terms thereof prohibit a grant of a security interest therein or a grant of a security interest therein would violate such arrangement or create a right of termination in favor of any other party thereto (other than a Credit Party or its Wholly-Owned Subsidiaries) and cash to secure letter of credit reimbursement obligations to the extent permitted under the Credit Agreement and to the extent the terms thereof prohibit a grant of a security interest therein;

(e) assets sold to a person who is not a Credit Party in compliance with the Credit Agreement;

(f) assets owned by a Subsidiary after the release of the guaranty of the Obligations of such Subsidiary pursuant to the Credit Agreement;

(g) Vehicles and other assets or goods subject to certificates of title (to the extent a security interest therein cannot be perfected by a UCC filing);

(h) any application for registration of a trademark filed with the PTO on an intent-to-use basis until such time (if any) as a statement of use or amendment to allege use is accepted by the PTO, at which time such trademark shall automatically become part of the Collateral and subject to the security interest of this Agreement;

(i) Equity Interests in any Person (i) other than the Borrower and Wholly-Owned Restricted Subsidiaries to the extent a pledge thereof is not permitted by the terms of such Person’s charter documents or joint venture or shareholders agreements and other organizational documents after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law, (ii) to the extent a pledge thereof is not permitted by any law, rule or regulation after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law;

(j) any Letter-of-Credit Right (to the extent a security interest in such Letter-of-Credit Right cannot be perfected by a UCC filing) with a value (as determined in good faith by the Borrower) of less than $13,500,000 and any Commercial Tort Claim with a value (as determined in good faith by the Borrower) of less than $10,000,000;

(k) those assets as to which the Collateral Agent and the Borrower reasonably and mutually agree in writing that the cost of obtaining such a security interest or perfection thereof (including any adverse tax consequences) are excessive in relation to the benefit to the Secured Creditors of the security to be afforded thereby;

(l) “margin stock” (within the meaning of Regulation U);

(m) cash and Cash Equivalents, except (i) to the extent constituting identifiable Proceeds of the Collateral or (ii) to the extent a Lien thereon can be perfected by filing a UCC-1 financing statement or automatically without a filing;

(n) [reserved];

(o) Equity Interests of Unrestricted Subsidiaries;

(p) any hosted payloads, including, without limitation, any secondary payload affixed to any satellite;

(q) any segregated deposits that constitute Permitted Liens under clause (xii), (xiv), (xv), (xxii), (xxvi), (xxviii), (xxxi), (xxxiv), (xxxvi), (xxxviii) or (xlii) of Section 10.01 of the Credit Agreement, in each case, that are prohibited from being subject to other Liens; and

(r) any asset to the extent granting a security interest in such asset would require governmental (including regulatory) consent, approval, license or authorization (other than with respect to any FCC Licenses, but subject to the proviso in Section 1.1(a)(xix)), in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law; provided, however, that Excluded Collateral shall not include any Proceeds, substitutions or replacements of any Excluded Collateral referred to in any of clauses (a) through (r) (unless such Proceeds, substitutions or replacements would constitute Excluded Collateral referred to in any of clauses (a) through (r)). Notwithstanding anything to the contrary contained herein or in any other Credit Document, (i) no Grantor shall be required to perfect a security interest in any Letter-of-Credit Right and any Commercial Tort Claim (other than filing of a UCC-1 financing statement), (ii) no Grantor shall be required to take any action with respect to the creation or perfection of a security interest or Liens under foreign law with respect to any Collateral, in each case, unless, at the Borrower’s election, a Foreign Subsidiary is designated as a Subsidiary Guarantor under the Credit Documents after the Closing Date (and in such instances, only with respect to the assets or Equity Interests of such non-U.S. Guarantor) (iii) no Grantor shall be required to deliver landlord lien waivers, estoppels, bailee waivers, collateral access letters or similar agreements, (iv) no Grantor shall be required to deliver any “control agreement” or other control or similar arrangements with respect to any Deposit Account, Securities Account or Commodity Account of such Grantor and (v) no Grantor shall be required to comply with the Federal Assignment of Claims Act (or any state or municipal equivalent).

1.3 Power of Attorney. Subject to the terms of any applicable Pari Passu Intercreditor Agreement, each Grantor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably until the Termination Date (or such earlier date such Grantor is released from this Agreement in accordance with Section 10.08(b)), with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Grantor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

1.4 Perfection Certificate. The Collateral Agent and each Secured Creditor agree that the Perfection Certificate and all descriptions of Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1 Additional Representations and Warranties Regarding Collateral. As of any date on which all of the representations and warranties set forth in the Credit Documents are required to be made by the Grantors (limited, on the Closing Date, to the Specified Representations), each Grantor represents and warrants as follows:

(a) The provisions of this Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) in all right, title and interest of such Grantor in the Collateral owned by it (as described herein), and upon (i) the timely and proper filing, and payment of fees associated therewith, of financing statements listing such Grantor, as a debtor, and the Collateral Agent, as secured creditor, in the secretary of state’s office (or other similar governmental entity) of the jurisdiction of organization of such Grantor, (ii) the receipt by the Collateral Agent of all Instruments, Chattel Paper and certificated pledged Equity Interests that constitute “securities” governed by Article 8 of the UCC as in effect on the date hereof in the State of New York, in each case constituting Collateral of such Grantor in suitable form for transfer by delivery or accompanied by instruments of transfer or assignment duly executed in blank, (iii) with respect to Patents and Marks constituting Collateral, the recordation of the Patent Security Agreement, if applicable, and the Trademark Security Agreement, if applicable, in the respective form attached to this Agreement, in each case in the PTO and (iv) with respect to registered Copyrights constituting Collateral, the recordation of the Copyright Security Agreement, if applicable, in the form attached to this Agreement with the USCO, the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected security interest in all right, title and interest in all of the Collateral (as described in this Agreement), subject to no other Liens other than Permitted Liens, in each case, to the extent perfection can be accomplished under applicable law through these actions (except to the extent perfection is not required by this Agreement).

(b) Upon the taking of the actions under clause (a) above, such security interest will be superior to and prior to all other Liens of all other Persons (other than Permitted Liens), and enforceable as such as against all other Persons (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) other than Ordinary Course Transferees.

(c) Such Grantor is, and as to all Collateral acquired by it from time to time after the date hereof, such Grantor will be, the owner of, or otherwise have the right to use, all Collateral free from any Lien of any Person (other than Permitted Liens).

(d) With respect to any Pledged Collateral of such Grantor constituting the Equity Interests in any Person that is a Subsidiary of Holdings, such Grantor represents and warrants that such Equity Interests have been duly and validly issued and is fully paid and non-assessable (to the extent such concept is applicable, and other than any assessment on the equity holders of such Person that may be imposed as a matter of law) and is owned by such Grantor, subject to no options for the purchase of such Equity Interests.

(e) With respect to any Collateral of such Grantor constituting Instruments issued by any other Grantor or any Subsidiary of any Grantor, such Instrument constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

2.2 Additional Covenants Regarding Collateral. Each Grantor covenants and agrees, from and after the Closing Date until the Termination Date (or such earlier date such Grantor is released from this Agreement in accordance with Section 10.08(b)) as follows:

(a) Such Grantor shall, at its own expense, take all commercially reasonable actions necessary (as determined in good faith by the applicable Grantor) to defend material Collateral against all claims and demands of all Persons at any time claiming any interest therein materially adverse to the interests of the Lenders (other than Permitted Liens).

(b) Such Grantor will not authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Grantor or in connection with Permitted Liens.

(c) Such Grantor will not change its legal name as such name appears in its respective public organic record or its type of organization, cease to be a Registered Organization or change its jurisdiction of organization, in each case, from that set forth on Schedule 1(a) of the Perfection Certificate or its Location from that set forth on Schedule 2 of the Perfection Certificate, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Credit Agreement) if (i) such Grantor shall have given to the Collateral Agent written notice of each change to the information listed on Schedule 1(a) or Schedule 2 of the

Perfection Certificate or change in status as a Registered Organization, as applicable, within 30 days after such change (or such longer period as reasonably agreed to by the Collateral Agent) and (ii) in connection with such change or changes, such Grantor shall take all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected to the extent described in Section 2.1(a) and in full force and effect (in each case, with respect to this clause (ii), except to the extent such Grantor becomes an Excluded Subsidiary as a result of other permitted transactions taken in connection with such change or changes).

2.3 Recourse. This Agreement is made with full recourse to each Grantor, pursuant to, and subject to any limitations set forth in, this Agreement and the other Credit Documents.

ARTICLE III

SPECIAL PROVISIONS CONCERNING PLEDGED COLLATERAL, ACCOUNTS;

CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1 Equity Interests.

(a) To the extent the Equity Interests in any Person that are included in the Pledged Collateral constitute Certificated Securities, each Grantor shall on the date hereof or such later date permitted by Section 9.13 of the Credit Agreement if applicable, with respect to any such Certificated Securities held by such Grantor on the date hereof, and, subject to Section 9.12 of the Credit Agreement, on or prior to the next Quarterly Update Date, with respect to any such Certificated Securities acquired by such Grantor after the date hereof, physically deliver such Certificated Securities to the Collateral Agent (or its designee), endorsed to the Collateral Agent or endorsed in blank, in each case, to the extent the interests represented by such Certificated Securities are required to be pledged hereunder; provided, that the certificates representing the Equity Interest of Immaterial Subsidiaries shall not be required to be delivered unless an Event of Default under Section 11.01(a) or 11.01(e) has occurred and is continuing and the Administrative Agent shall have requested the delivery of such certificates.

(b) To the extent the Equity Interests in any Subsidiary of Holdings that are included in the Pledged Collateral constitute Uncertificated Securities, at any time any Event of Default has occurred and is continuing, such Grantor shall cause the Subsidiary that is the issuer of such Uncertificated Securities, promptly, upon the request of the Collateral Agent, to duly authorize, execute, and deliver to the Collateral Agent, an agreement for the benefit of the Collateral Agent and the other Secured Creditors substantially in the form of Exhibit D hereto (appropriately completed to the reasonable satisfaction of the Collateral Agent and with such modifications, if any, as shall be reasonably satisfactory to the Collateral Agent) pursuant to which such issuer (and if such issuer is a Grantor, such issuer hereby) agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Securities originated by any other Person other than a court of competent jurisdiction; provided, that, unless an Event of Default has occurred and is continuing, the Collateral Agent shall not deliver to the issuer of such Uncertificated Securities a notice stating that the Collateral Agent is exercising exclusive control of such Uncertificated Securities.

(c) For greater certainty, unless and until there shall have occurred and be continuing any Event of Default, each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral owned by it, and to give consents, waivers or ratifications in respect thereof. All such rights of each Grantor to vote and to give consents, waivers and ratifications shall cease at any time after the occurrence and during the continuance of an Event of Default upon, except in the case of an Event of Default under Section 11.01(a) or Section 11.01(e) of the Credit Agreement, at least three Business Days’ prior written notice from the Collateral Agent of its intent to exercise its rights with respect to such Pledged Collateral under this Agreement.

(d) For greater certainty, except as permitted under the Credit Agreement, (i) unless and until there shall have occurred and be continuing an Event of Default and, other than in the case of an Event of Default under Section 11.01(a) or Section 11.01(e) of the Credit Agreement the Collateral Agent shall have given at least three Business Days’ prior written notice of its intent to exercise such rights with respect to the Pledged Collateral to the Grantor, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Pledged Collateral shall be paid to the respective Grantor and (ii) after there shall have occurred and be continuing an Event of Default and, other than in the case of an Event of Default under Section 11.01(a) or Section 11.01(e) of the Credit Agreement, the Collateral Agent shall have given at least three Business Days’ prior written notice of its intent to exercise such rights with respect to the Pledged Collateral to the Grantor, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Pledged Collateral shall be paid to the Collateral Agent. While this Agreement is in effect, the Collateral Agent shall be entitled to receive directly, and to retain as part of the Collateral, in each case, to the extent otherwise required by this Agreement all other or additional Equity Interests, Instruments, cash and other property paid or distributed (i) by way of dividend or otherwise in respect of the Pledged Collateral, (ii) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement and (iii) by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization. All dividends, distributions or other payments which are received by any Grantor contrary to the provisions of this Section 3.1(d) or Section 7 hereof shall be received for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

3.2 Accounts and Contract Rights. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Grantor shall, at its own reasonable cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contract Rights) and any books and records related thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so requests, such Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) related thereto of such Grantor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.3 Direction to Account Debtors; Contracting Parties; etc. Subject to the terms of any applicable Pari Passu Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after giving prior written notice to the relevant Grantor of its intent to do so, if the Collateral Agent so directs any Grantor, such Grantor agrees (i) to cause all payments on account of the Accounts (including Proceeds of Pledged Collateral) and Contracts to be made directly to the Cash Collateral Account, or as otherwise directed by the Collateral Agent, (ii) that the Collateral Agent may, at its option, directly notify the obligors in its own name or in the name of the applicable Grantor with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (i), and (iii) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Grantor; provided that, (x) any failure by the Collateral Agent to give or any delay in giving such notice to the relevant Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.01(a) or Section 11.01(e) of the Credit Agreement has occurred and is continuing. The Collateral Agent shall concurrently deliver a copy of each notice to the relevant Grantor; provided that (x) the failure by the Collateral Agent to so notify such Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.01(a) or Section 11.01(e) of the Credit Agreement has occurred and is continuing.

3.4 Modification of Terms; etc. Except in accordance with such Grantor’s ordinary course of business, or consistent with reasonable business judgment as determined in good faith by the applicable Grantor or as permitted by Section 3.5 or the Credit Agreement, no Grantor shall rescind or cancel any indebtedness evidenced by any Account, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account, or interest therein, without the prior written consent of the Collateral Agent unless such rescissions, cancellations, modifications, adjustments, extensions, renewals, compromises, settlements, releases, or sales would not reasonably be expected to materially adversely affect the value of the Accounts constituting Collateral taken as a whole.

3.5 Collection. Each Grantor shall endeavor in accordance with historical business practices or otherwise in accordance with reasonable business judgment as determined in good faith by the applicable Grantor to cause to be collected from the Account Debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default or otherwise required pursuant to the Credit Agreement, any Grantor may allow in the ordinary course of business, or consistent with reasonable business judgment as determined in good faith by the applicable Grantor, as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with reasonable business judgment, (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Grantor finds appropriate in accordance with reasonable business judgment and (iii) any other adjustments necessary or desirable in the Grantor’s reasonable business judgment.

3.6 Instruments. If any Grantor at any time holds or acquires any Instrument constituting Collateral with a face value in excess of $7,500,000 individually (other than checks received and collected in the ordinary course of business), such Grantor shall, on the date hereof pursuant to the Perfection Certificate with respect to any such instruments held on the date hereof, and otherwise on or prior to the next Quarterly Update Date, notify the Collateral Agent thereof, and upon request by the Collateral Agent (subject to any applicable Pari Passu Intercreditor Agreement), promptly deliver such Instrument to the Collateral Agent appropriately endorsed in blank or to the order of the Collateral Agent, provided that, so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Instrument received by such Grantor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Instruments in its possession and pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal. If such Grantor retains possession of any Instruments pursuant to the terms hereof, upon request of the Collateral Agent, such Instrument shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interests of Deutsche Bank AG New York Branch, as collateral agent, for the benefit of itself and certain Secured Creditors.”

3.7 Grantors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8 Grantors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.9 [Intentionally Omitted.]

3.10 Commercial Tort Claims. As of the Closing Date, no Grantor has Commercial Tort Claims with a value of $10,000,000 or more. If any Grantor shall at any time after the date of this Agreement hold or acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $10,000,000 or more, such Grantor shall, on or prior to the next Quarterly Update Date, notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein (subject to Permitted Liens) and in the Proceeds thereof to the extent such Proceeds constitute Collateral, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

3.11 Chattel Paper. Subject to the terms of any applicable Pari Passu Intercreditor Agreement, each Grantor will, following any reasonable request by the Collateral Agent, deliver all of its Tangible Chattel Paper with a value in excess of $7,500,000 to the Collateral Agent on or prior to the next Quarterly Update Date, provided that, so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Chattel Paper received by such Grantor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Chattel Paper in its possession and pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal. If such Grantor retains possession of any Chattel Paper pursuant to the terms hereof, upon request of the Collateral Agent, such Chattel Paper shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interests of Deutsche Bank AG New York Branch, as collateral agent, for the benefit of itself and certain Secured Creditors.”

3.12 Further Actions. To the extent otherwise required by this Agreement or the other Credit Documents, but subject to the limitations set forth in Section 9.12 of the Credit Agreement, each Grantor will, at its own expense, (i) make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and (ii) take such further steps, including any and all actions as may be necessary or required relating to its Accounts, Contracts, Instruments and other property or rights which constitute Collateral, as the Collateral Agent may reasonably require for the purpose of obtaining or preserving the full benefits of the security interests, rights and powers herein granted.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1 Power of Attorney. Each Grantor hereby grants to the Collateral Agent an absolute power of attorney to sign until the Termination Date (or such earlier date such Grantor is released from this Agreement in accordance with Section 10.08(b)), solely upon the occurrence and during the continuance of an Event of Default, any document which may be required by the PTO in order to effect an assignment of all right, title and interest in each Mark listed in Schedule 7(a) of the Perfection Certificate, and record the same.

4.2 Assignments. Except as otherwise permitted by the Credit Agreement, each Grantor hereby agrees not to assign or otherwise transfer to any third party all or substantially all rights in any Mark that, in the reasonable business judgment of such Grantor exercised in good faith, is material to such Grantor’s business, absent prior written approval of the Collateral Agent.

4.3 Infringements. Each Grantor agrees, on or prior to the next Quarterly Update Date after learning thereof, to notify the Collateral Agent in writing of any party claiming that such Grantor’s use of any Mark violates in any material respect any intellectual property right of that party, except to the extent such violation would not reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees to the extent deemed reasonable business judgment as determined by the applicable Grantor, to prosecute diligently any Person infringing any Mark owned by it in any manner that would reasonably be expected to have a Material Adverse Effect.

4.4 Preservation of Marks. Each Grantor agrees to take all such actions as are reasonably necessary to preserve the Marks that are material to such Grantor’s business as trademarks or service marks under the laws of the United States (other than any such material Marks that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).

4.5 Maintenance of Registration. Each Grantor shall, at its own expense, diligently process all documents reasonably required to maintain all material Mark registrations for all of its material registered Marks under the laws of the United States (other than with respect to any such material Marks that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).

4.6 Future Registered Marks. Upon acquisition or issuance of a United States registered Mark or an application for a United States registered Mark (except where such Mark constitutes Excluded Collateral or is not otherwise material to the business and operations of Holdings and its Restricted Subsidiaries, as determined by the applicable Grantor in its reasonable business judgment), on or prior to the next Quarterly Update Date but not earlier than forty-five (45) days after such acquisition or issuance, such Grantor shall deliver to the Collateral Agent an updated Schedule 7(a) of the Perfection Certificate, and if requested by the Collateral Agent, a grant of a security interest in such Mark, to the Collateral Agent and at the expense of such Grantor, confirming the grant of a security interest in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Exhibit C hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

4.7 Remedies. If an Event of Default shall occur and be continuing, and solely during continuation of such Event of Default, subject to the terms of any applicable Pari Passu Intercreditor Agreement, the Collateral Agent may, by prior written notice to the relevant Grantor, take any or all of the following actions: (i) take and use or sell the Marks or Domain Names and the goodwill of such Grantor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Grantor in connection with which the Marks or Domain Names have been used (provided that any license shall be subject to reasonable quality control ensuring the validity and enforceability of such Marks or Domain Names); and (ii) direct such Grantor to refrain, in which event such Grantor shall refrain from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Grantor shall execute such further documents that the Collateral Agent may reasonably request to transfer ownership of the Marks owned by it and registrations and any pending trademark applications in the PTO or applicable Domain Name registrar therefor to the Collateral Agent. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 4.7 and during such time as the Collateral Agent shall be lawfully entitled, and permitted under the Credit Agreement, to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so and solely during continuation of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Marks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Marks, to use, operate under, license, or sublicense any Marks and Domain Names now owned or hereafter acquired by such Grantor to the extent constituting Collateral hereunder.

ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1 Power of Attorney. Each Grantor hereby grants to the Collateral Agent a power of attorney to sign until the Termination Date (or such earlier date such Grantor is released from this Agreement in accordance with Section 10.08(b)), solely upon the occurrence and during the continuance of any Event of Default, any document which may be required by the PTO or the USCO in order to effect an assignment of all right, title and interest in each Patent listed in Schedule 7(a) of the Perfection Certificate or Copyright listed in Schedule 11(b) of the Perfection Certificate, or any other issued or applied-for United States patent or registered or applied-for United States Copyright hereinafter owned by such Grantor, and to record the same.

5.2 Assignments. Except as otherwise permitted by the Credit Agreement, each Grantor hereby agrees not to assign or otherwise transfer to any third party all or substantially all rights in any Patent or Copyright to the extent that, in the reasonable business judgment of such Grantor exercised in good faith, such Patent or Copyright is material to such Grantor’s business, absent prior written approval of the Collateral Agent.

5.3 Infringements. Each Grantor agrees, on or prior to the next Quarterly Update Date after learning thereof, to notify the Collateral Agent in writing of any party claiming that such Grantor’s use of any Patent, Copyright or Trade Secret Right violates in any material respect any intellectual property right of that party, except to the extent such violation would not reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees to diligently prosecute, in accordance with such Grantor’s reasonable business judgment, any Person infringing any Patent owned by it or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation would reasonably be expected to have a Material Adverse Effect.

5.4 Maintenance of Patents or Copyrights. At its own expense, each Grantor shall make timely payment of all post-issuance fees required to maintain in force its rights under each material issued Patent or material registered Copyright, absent prior written consent of the Collateral Agent not to be unreasonably withheld (other than any such Patents or Copyrights that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).

5.5 Prosecution of Patent or Copyright Applications. At its own expense, each Grantor shall diligently prosecute all material applications for (i) United States Patents listed in Schedule 7(a) of the Perfection Certificate and (ii) Copyrights listed on Schedule 7(b) of the Perfection Certificate, in each case for such Grantor (other than applications that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business), absent written consent of the Collateral Agent not to be unreasonably withheld.

5.6 Other Patents and Copyrights. Upon acquisition or issuance of a United States Patent, registration of a United States Copyright, or acquisition of a registered United States Copyright, or of filing of an application for a United States Patent or United States Copyright (except to the extent not otherwise material to the business and operations of Holdings and its Restricted Subsidiaries, as determined by the applicable Grantor in its reasonable business judgment), the relevant Grantor shall deliver to the Collateral Agent, on or prior to the next Quarterly Update Date but not earlier than forty-five (45) days after such acquisition or issuance, an updated Schedule 7 of the Perfection Certificate and, if requested by the Collateral Agent, a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Grantor, the form of such grant of a security interest to be substantially in the form of Exhibit A or B hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

5.7 Remedies. If an Event of Default shall occur and be continuing, and solely during continuation of such Event of Default, subject to the terms of any applicable Pari Passu Intercreditor Agreement, the Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (i) take and practice or sell the Patents, Copyrights and Trade Secrets, in each case, owned by such Grantor, and exercise any other rights vested in the Patents, Copyrights and Trade Secrets pursuant to this Agreement (provided that any license shall require adequate measures be taken to preserve the validity and enforceability of such Trade Secrets); and (ii) direct such Grantor to refrain, in which event such Grantor shall refrain from practicing the Patents and using the Copyrights and Trade Secrets directly or indirectly, and such Grantor shall execute such further documents as the Collateral Agent may reasonably request to transfer ownership of the Patents, Copyrights and Trade Secrets, in each case owned by it, to the Collateral

Agent for the benefit of the Secured Creditors. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 5.7 and during such time as the Collateral Agent shall be lawfully entitled, and permitted under the Credit Agreement, to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so and solely during continuation of an Event of Default,, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trade Secrets, to adequate measures being taken to preserve the validity and enforceability of such Trade Secrets, to use, operate under, license, or sublicense any Patents, Copyrights and Trade Secrets now owned or hereafter acquired by such Grantor to the extent constituting Collateral hereunder.

ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1 Protection of Collateral Agent’s Security. Except as otherwise permitted or not prohibited by the Credit Agreement, each Grantor will not take any action to impair the rights of the Collateral Agent in the Collateral. If any Event of Default shall have occurred and be continuing, the Collateral Agent shall (subject to any applicable Pari Passu Intercreditor Agreement), at the time any Proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

6.2 Additional Information. Each Grantor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been reasonably requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent, taking into account any reporting or other notification requirements with respect to such Collateral otherwise set forth in the Credit Documents.

6.3 Further Actions. To the extent otherwise required by this Agreement or the other Credit Documents, each Grantor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral at least to the extent described in Section 2.1.

6.4 Financing Statements. Each Grantor agrees to deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and for the purpose of obtaining and preserving the full benefits of the other rights and security contemplated hereby at least to the extent described in Section 2.1. Each Grantor will pay, or will reimburse the Collateral Agent in accordance with Section 13.01 of the Credit Agreement for, any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Grantor hereby authorizes the Collateral Agent to file any such financing statements (and such authorization includes describing the Collateral as “all assets and all personal property whether now owned or hereafter acquired” of such Grantor or words of similar effect).

ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1 Remedies; Obtaining the Collateral Upon an Event of Default. Each Grantor agrees that, subject to the terms of any applicable Pari Passu Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor, in each case without breach of the peace;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral;

(iii) [intentionally omitted];

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Grantor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Grantor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense:

(1) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(2) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(3) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, subject to the terms of Sections 4.7 and 5.7, whether on an exclusive (where permissible) or nonexclusive basis, any Marks (subject to reasonable quality control), Domain Names, Patents, Software, Trade Secret Rights (subject to adequate protective measures) or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine; provided that licenses of Trade Secret Rights shall be subject to customary confidentiality and non-disclosure agreements;

(vii) apply any monies constituting Collateral or Proceeds thereof in accordance with the provisions of Section 7.4;

(viii) take any other action as specified in clauses (a)(1) through (a)(5), inclusive, of Section 9-607 of the UCC;

(ix) accelerate any Instrument which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Instrument (including, without limitation, to make any demand for payment thereon); and

(x) with respect to Pledged Collateral,

(1) receive all amounts payable in respect of the Pledged Collateral otherwise payable under Section 3.1 hereof to the respective Grantor;

(2) upon at least three Business Days’ prior written notice to the Borrower, transfer all or any part of the Pledged Collateral into the Collateral Agent’s name or the name of its nominee or nominees; and

(3) upon at least three Business Days’ prior written notice to the Borrower, vote (and exercise all rights and powers in respect of voting) all or any part of the Pledged Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Grantor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Grantor, with full power of substitution to do so);

it being understood that each Grantor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent and that no Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent.

7.2 Remedies; Disposition of the Collateral.

(a) To the extent permitted by applicable law, if any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Grantor which the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Grantor. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, having jurisdiction over any such sale or sales, all at such Grantor’s expense. Each Grantor acknowledges and agrees that, to the extent notice of sale or other disposition of the Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Grantor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.

(b) If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral consisting of Securities, and such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Collateral Agent may, in its sole and absolute discretion, sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree, among other things, that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

7.3 Waiver of Claims. Except as otherwise provided in this Agreement (including provisions hereof that require that the Collateral Agent act in a manner that it has, in compliance with any mandatory requirements of law, determined to be commercially reasonable), EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Grantor hereby further waives, to the extent permitted by law:

(a) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

7.4 Application of Proceeds.

(a) Subject to any applicable Pari Passu Intercreditor Agreement, all moneys collected by the Collateral Agent (or, to the extent any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the collateral agent under such other Security Document) upon any sale or other disposition of the Collateral (or the collateral under the relevant Security Document), together with all other moneys received by the Collateral Agent hereunder (or under the relevant Security Document), in each case, as a result of the exercise of remedies by the Collateral Agent after the occurrence and during the continuance of an Event of Default shall be applied in accordance with Section 11.02 of the Credit Agreement.

(b) It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the Proceeds of the Collateral and the aggregate amount of the Obligations.

7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable invoiced out-of-pocket expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment, in each case, in accordance with the terms and provisions of Section 13.01 of the Credit Agreement.

7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII

CERTAIN REGULATORY REQUIREMENTS

8.1 Certain Regulatory Requirements.

Any provision contained herein to the contrary notwithstanding, no action in connection with any exercise of rights or remedies shall be taken hereunder by the Collateral Agent or any Secured Creditor with respect to any item of Collateral unless and until all applicable requirements (if any) of the FCC under the Communications Act, as well as any applicable requirements of any other federal, state or local laws, rules and regulations of other regulatory or governmental bodies applicable to or having jurisdiction over the Grantors (or any entity under the control of the Grantors), have been satisfied with respect to such action and such consents, approvals and authorizations (if any) as may be required to be obtained from the FCC and any other governmental authority under the terms of any license or operating right held by the Grantors (or any entity under the control of the Grantors) with respect to such action have been obtained.

Without limiting the generality of the foregoing, the Collateral Agent (on behalf of itself and the Secured Creditors) hereby agrees that (a) voting and consensual rights in the ownership interest of any Grantor (the “Pledged Interests”) will remain with the holders of such voting and consensual rights upon and following the occurrence of an Event of Default unless and until any required prior approvals of the FCC to the transfer of such voting and consensual rights to the Collateral Agent shall have been obtained; (b) upon the occurrence of any Event of Default and foreclosure of the Pledged Interests pursuant to this Agreement there may be a private sale or a public sale of the Pledged Interests; and (c) prior to the exercise of voting or consensual rights by the purchaser at any sale of the Pledged Interests, if required, the prior consent of the FCC pursuant to 47 U.S.C. §310(d) will be obtained, as well as such licenses, approvals, authorizations and consents as may be required by the U.S. Department of State pursuant to the International Traffic in Arms Regulations (the “ITAR”) and the U.S. Department of Commerce pursuant to the Export Administration Regulations (the “EAR”) to the transfer of such voting and consensual rights to the Collateral Agent shall have been obtained.

It is the intention of the parties hereto that the creation of any Lien in favor of the Collateral Agent on the Collateral and the exercise of any remedy in respect thereof shall in all relevant aspects be subject to and consistent with the applicable requirements of the Communications Act, the ITAR and the EAR. Nothing in this Agreement shall be construed to diminish the control exercised by the Grantors in respect of the Collateral except in accordance with the provisions of such statutory requirements, rules and regulations. Each Grantor agrees that upon the request from time to time by the Collateral Agent it will actively pursue obtaining any governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 8.1, including, without limitation, upon any request of the Collateral Agent following an Event of Default, the preparation, signing and filing with (or causing to be prepared, signed and filed with) (i) the FCC of any application or application for consent to the assignment of the FCC Licenses or transfer of control required to be signed by the Borrower or any of its Subsidiaries necessary or appropriate under the FCC’s rules and regulations for approval of any sale or transfer of any of the Pledged Interests or the assets of the Borrower or any of its Subsidiaries or any transfer of control in respect of any FCC License, and (ii) the U.S. Department of State pursuant to the International Traffic in

Arms Regulations and the U.S. Department of Commerce pursuant to the Export Administration Regulations, as applicable, any application for consent to transfer the Pledged Interests or the assets of the Borrower or any of its Subsidiaries necessary or appropriate under such regulations and otherwise use its reasonable best efforts to assist the Collateral Agent to realize the benefits of the FCC Licenses and the Collateral. To enforce the provisions of this Section 8.1, the Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC or other federal, state or local laws, rules and regulations of other regulatory or governmental bodies applicable to or having jurisdiction a transfer or assignment of control of any applicable Collateral.

ARTICLE IX

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Account” shall mean any “account” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Account Debtor” shall mean any “account debtor” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall have the meaning provided in the preamble hereto.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

“Certificated Securities” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC as in effect on the date hereof in the State of New York, except that it shall refer only to such claims that have been asserted in judicial or similar proceedings.

“Commodity Accounts” shall mean all “commodity accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Contract Rights” shall mean all rights of any Grantor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Grantor and one or more additional parties (including, without limitation, any Designated Hedging Agreement or Designated Treasury Services Agreement, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements, and settlement agreements).

“Copyrights” shall mean all copyrights now owned or hereafter acquired by any Grantor, or exclusively licensed to a Grantor whether or not registered or applied to be registered with the USCO.

“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.

“Credit Document Obligations” shall mean all Obligations described in clause (i) of the definition of “Obligations” in the Credit Agreement.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Documents” shall mean “documents” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all internet domain names owned by any Grantor now or hereafter acquired.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Excluded Collateral” shall have the meaning provided in Section 1.2 of this Agreement.

“Fixtures” shall mean any “fixtures” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Grantor” shall have the meaning provided in the first paragraph of this Agreement.

“Holdings” shall have the meaning provided in the recitals hereto.

“Instrument” shall mean “instruments” as such term is defined in Article 9 of the UCC as in effect on the date hereof in the State of New York.

“Inventory” shall mean “inventory” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“IP Licenses” shall mean any Contract, to which a Grantor is party, relating to the license or sublicense of Patents, Marks, Copyrights, Software, or Trade Secret Rights or copyrights, patents, trademarks, trade secrets, software or other intellectual property of third parties.

“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Location” of any Grantor shall mean such Grantor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all trademarks, service marks, trade dress and trade names now owned or hereafter acquired by any Grantor, whether or not registered or applied to be registered with the PTO (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an “Amendment to Allege Use” or a “Statement of Use” under Sections 1(c) and 1(d) of said Act has been filed in, and accepted by, the PTO).

“Obligations” shall have the meaning set forth in the Credit Agreement.

“Ordinary Course Transferees” shall mean: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the UCC as in effect from time to time in the relevant jurisdiction, (ii) with respect to General Intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the UCC as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the UCC as in effect from time to time in the relevant jurisdiction.

“Other Creditors” shall mean Guaranteed Creditors that are not Lender Creditors.

“Other Obligations” shall mean all Obligations described in clause (ii) of the definition of “Obligations” in the Credit Agreement. Notwithstanding anything to the contrary contained in this Agreement, each Other Creditor (by its acceptance of the benefits of this Agreement) agrees that (x) Other Obligations shall be secured pursuant to this Agreement only to the extent that, and for so long as, the Credit Document Obligations are so secured and (y) any release of Grantors effected in the manner permitted by the Credit Agreement or this Agreement shall not require the consent of Other Creditors.

“Patents” shall mean all patents and patent applications now owned or hereafter acquired by any Grantor, and any divisions, continuations (including, but not limited to, continuations-in-parts), reissues, and reexaminations thereof.

“Payment Intangibles” shall mean “payment intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Perfection Certificate” shall mean that certain perfection certificate, dated as of the date hereof, executed and delivered by the Grantors, and each other Perfection Certificate (which shall be in form and substance consistent with the Perfection Certificate delivered on the date hereof or otherwise reasonably acceptable to the Collateral Agent) executed and delivered by the additional Grantors and any other relevant Grantor contemporaneously with the execution and delivery of each Joinder Agreement by any additional Grantor executed in accordance with Section 10.12 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement (including pursuant to any officer’s certificate delivered pursuant to Section 9.01(e) of the Credit Agreement or upon the reasonable request of the Collateral Agent pursuant to Section 6.3 of this Agreement).

“Permits” shall mean all licenses (including, for the avoidance of doubt, FCC Licenses), permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Pledged Collateral” shall mean all of the authorized, and the issued and outstanding, stock, shares, partnership interests, limited liability company membership interests or other Equity Interests (x) of each Grantor (other than Holdings) and (y) in any Restricted Subsidiary of Holdings held by any Grantor; provided that, notwithstandig the foregoing, the Pledged Collateral shall not include any stock, shares, partnership interests, limited liability company membership interest or other Equity Interests constituting Excluded Collateral.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Promissory Note” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.

“Protected Purchasers” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.

“PTO” shall mean the United States Patent and Trademark Office.

“Quarterly Update Date” shall mean the latest of (i) the date of delivery of the compliance certificate from a Responsible Officer pursuant to Section 9.01(e) of the Credit Agreement, (ii) forty-five (45) days after the relevant acquisition or occurrence and (iii) the date agreed to in the sole discretion of the Collateral Agent.

“Registered Organization” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.

“Representative” shall have the meaning provided in Section 7.4(b).

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Securities” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Software” shall mean “software” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Trade Secret Rights” shall mean the rights of a Grantor in any Trade Secret it holds.

“Trade Secrets” shall mean any of the following owned by a Grantor: trade secrets, including secretly held existing engineering or other proprietary data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business owned by a Grantor whether written or not, solely to the extent that such Grantor derives commercial value from such secrets not being known by third parties.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law any or all of the perfection or priority of the Collateral Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions relating to such perfection or priority and for purposes of definitions relating to such provisions.

“USCO” shall mean the United States Copyright Office.

“Vehicles” shall mean all cars, trucks, construction and other equipment covered by a certificate of title law of any state.

“Voting Equity Interests” shall mean (i) all classes of Equity Interests entitled to vote and (ii) any other Equity Interests treated as voting stock for purposes of Treasury Regulation Section 1.956-2(c)(2).

ARTICLE X

MISCELLANEOUS

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in accordance with Section 13.03 of the Credit Agreement. All notices and other communications shall be in writing and addressed as follows:

(a) if to any Grantor or the Collateral Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.03 of the Credit Agreement or such other address as shall be designated by such party in a written notice to the Collateral Agent (in the case of any Grantor) or the Borrower (in the case of the Collateral Agent);

(b) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

(c) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Grantor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2 Waiver; Amendment. Except as provided in Sections 10.8 and 10.12, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Grantor directly affected thereby (it being understood that the addition or release of any Grantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Grantor other than the Grantor so added or released) and the Collateral Agent (with the consent required pursuant to the Credit Agreement).

10.3 Obligations Absolute. To the maximum extent permitted by applicable law, the obligations of each Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement or other Credit Document or any Designated Hedging Agreement or Designated Treasury Services Agreement; or (c) any amendment to or modification of the Credit Agreement or other Credit Document or any Designated Hedging Agreement or Designated Treasury Services Agreement or any security for any of the Obligations; whether or not such Grantor shall have notice or knowledge of any of the foregoing.

10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Grantor, its successors and assigns; provided, however, that, other than as permitted pursuant to the Credit Agreement, no Grantor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and permitted assigns. All agreements, statements, representations and warranties made by each Grantor herein or in any certificate or other instrument delivered by such Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Creditors or on their behalf.

10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT (EXCEPT THAT, (X) IN THE CASE OF ANY COLLATERAL LOCATED IN ANY STATE OTHER THAN NEW YORK, PROCEEDINGS MAY BE BROUGHT BY THE COLLATERAL AGENT OR COLLATERAL AGENT IN THE STATE IN WHICH THE RELEVANT COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR SIMILAR PROCEEDINGS WITH RESPECT TO ANY GRANTOR, ACTIONS OR PROCEEDINGS RELATED TO THIS AGREEMENT MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR SIMILAR PROCEEDINGS) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY

IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER SUCH PARTY IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7 Grantor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of the Pledged Collateral pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Creditor, any Grantor and/or any other Person.

10.8 Termination; Release.

(a) Upon the occurrence of the Termination Date, this Agreement shall automatically and without further action, as to all Grantors, terminate and have no further force and effect, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors (provided that all indemnities set forth in the Credit Agreement with respect to this Agreement shall survive such termination) and the Collateral Agent, at the request and expense of the respective Grantor, will promptly execute and deliver to such Grantor a proper instrument or instruments (including, without limitation, (i) UCC termination statements on form UCC-3 and (ii) a notice of termination for each lien notice filed with the PTO and USCO) to terminate the perfection of the security interests granted pursuant to this Agreement and other notices of Liens and acknowledge the satisfaction and termination of this Agreement, and will return to Holdings for the benefit of Holdings and each of its direct and indirect Domestic Subsidiaries (without recourse and without any representation or warranty) all of the Collateral in the possession of the Collateral Agent that has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Commitments under the Credit Agreement have been terminated and all Credit Document Obligations have been paid in full and all Letters of Credit have expired or otherwise terminated (other than (x) any indemnification obligations arising under the Credit Documents which are not then due and payable, (y) Letters of Credit which have been Cash Collateralized or backstopped on terms reasonably satisfactory to the Collateral Agent and the applicable Issuing Bank or Ancillary Lender and (z) for the avoidance of doubt, liabilities under Designated Hedging Agreements and Designated Treasury Services Agreements).

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) the security interest created hereby in such Collateral will be automatically released and the Collateral Agent will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith at the request and expense of such Grantor and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Guaranty Agreement in accordance with the provisions thereof, such Grantor (and the Collateral at such time assigned by the respective Grantor pursuant hereto) shall be released from this Agreement automatically and without further action and this Agreement shall, as to such Grantor, terminate, and have no further force and effect.

(c) At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(b), such Grantor shall deliver to the Collateral Agent (and the relevant sub-agent, if any, designated hereunder) a certificate signed by a Responsible Officer of the Borrower and such Grantor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(b). At any time that either the Borrower or the respective Grantor desires that, in connection with a Subsidiary of the Borrower which has been released from the Guaranty

Agreement, the Collateral Agent take any action in connection with the release of such Subsidiary hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by a Responsible Officer of the Borrower and the respective Grantor stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Section 10.8(b).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 10.8. The parties hereto (and the Secured Creditors by their acceptance of the security created hereby) acknowledge and agree that the Collateral Agent may rely conclusively as to any of the matters described in this Section 10.8 on a certificate or similar instrument provided to it by any Grantor without further inquiry or investigation.

10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Agreement.

10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent shall hold in accordance with this Agreement all items of Collateral at any time received under this Agreement. Until the occurrence and continuation of an Event of Default, the Collateral Agent shall not directly pledge any Collateral in its possession or control to secure its own debt. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article 12 of the Credit Agreement.

10.12 Additional Grantors. It is understood and agreed that any Subsidiary Guarantor that desires to become a Grantor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall (i) become a Grantor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing and delivering to the Collateral Agent a joinder agreement substantially in the form of Exhibit E, (ii) deliver or cause to be delivered a Perfection Certificate with respect to it and its assets constituting Collateral and (iii) take all actions as specified in this Agreement as would have been taken by such Grantor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

10.13 Intercreditor Agreements. This Agreement is subject to the terms and conditions set forth in any applicable Pari Passu Intercreditor Agreement in all respects and, in the event of any conflict between the terms of any Pari Passu Intercreditor Agreement, on one hand, and this Agreement, on the other hand, the terms of such Pari Passu Intercreditor Agreement shall govern.

10.14 [Intentionally Omitted].

10.15 Appointment of Sub-Agents. The Collateral Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral.

10.16 Limited Obligations. It is the desire and intent of each Grantor and the Secured Creditors that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

FOR AND ON BEHALF OF:

IRIDIUM CARRIER HOLDINGS LLC
IRIDIUM CARRIER SERVICES LLC
IRIDIUM CONSTELLATION LLC
IRIDIUM HOLDINGS LLC
IRIDIUM SATELLITE LLC, each as a Grantor

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer

IRIDIUM GOVERNMENT SERVICES LLC, as a Grantor

By:	/s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer, Iridium Constellation LLC, its Member

[Signature Page to Security Agreement]

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

[Signature Page to Security Agreement]

EXHIBIT A

to

SECURITY AGREEMENT

[FORM OF]

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [●], 2019, made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of Deutsche Bank AG New York Branch, in its capacity as Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain Security Agreement, dated as of November 4, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement (this “Copyright Security Agreement”);

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Copyrights of such Grantor, including those listed on Schedule I attached hereto (other than Excluded Collateral); and

(b) all Proceeds of any and all of the foregoing (collectively, the “Copyright Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Exhibit A-1

SECTION 4. Termination. Upon the occurrence of the Termination Date and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

Exhibit A-2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

Exhibit A-3

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Exhibit A-4

EXHIBIT B

to

SECURITY AGREEMENT

[FORM OF]

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [●], 2019, made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of Deutsche Bank AG New York Branch, in its capacity as Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain Security Agreement, dated as of November 4, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement (this “Patent Security Agreement”);

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Patents of such Grantor, including those listed on Schedule I attached hereto (other than Excluded Collateral); and

(b) all Proceeds of any and all of the foregoing (collectively, the “Patent Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Exhibit B-1

SECTION 4. Termination. Upon the occurrence of the Termination Date and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

Exhibit B-2

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

Exhibit B-3

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

Exhibit B-4

EXHIBIT C

to

SECURITY AGREEMENT

[FORM OF]

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [●], 2019, made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of Deutsche Bank AG New York Branch, in its capacity as Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain Security Agreement, dated as of November 4, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement (this “Trademark Security Agreement”);

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:

(a) Marks of such Grantor, including those listed on Schedule I attached hereto (in no event shall Collateral include any application for registration of a trademark filed with the United States Patent and Trademark Office (“PTO”) on an intent-to-use basis until such time (if any) as a statement of use or amendment to allege use is accepted by the PTO);

(b) all goodwill associated with such Marks (other than Excluded Collateral); and

(c) all Proceeds of any and all of the foregoing (other than Excluded Collateral) (collectively, the “Trademark Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the

Exhibit C-1

Marks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the occurrence of the Termination Date and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Marks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

Exhibit C-2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

[Signature Page to Trademark Security Agreement]

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Schedule I to Exhibit C

EXHIBIT D

to

SECURITY AGREEMENT

[FORM OF]

AGREEMENT REGARDING UNCERTIFICATED SECURITIES

AGREEMENT (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, this “Agreement”), dated as of [●], 2019, among the undersigned Grantor (the “Grantor”), DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Collateral Agent (the “Collateral Agent”), and [                ], as the issuer of the Uncertificated Securities (the “Issuer”).

W I T N E S S E T H:

WHEREAS, the Grantor, certain of its affiliates and the Collateral Agent have entered into a Security Agreement, dated as of November 4, 2019 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Grantor has or will pledge to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement), and grant a security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in, all of the right, title and interest of the Grantor in and to certain “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Grantor (with all of such Uncertificated Securities being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Grantor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Collateral Agent under the Security Agreement in the Issuer Pledged Interests, to vest in the Collateral Agent control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Grantor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Collateral Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Grantor), and, following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Collateral Agent (and its successors and assigns) or a court of competent jurisdiction.

Exhibit D-1

2. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Grantor by the Issuer in respect of the Issuer will also be sent to the Collateral Agent at the following address:

Deutsche Bank AG New York Branch

3. Following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests and until the Collateral Agent shall have delivered written notice to the Issuer that the Termination Date has occurred and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Collateral Agent only by wire transfers to such account as the Collateral Agent shall instruct.

4. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to the Grantor, at:

(b)	if to the Collateral Agent, at the address given in Section 4 hereof;

(c)	if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 4, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

Exhibit D-2

5. This Agreement shall be binding upon the successors and assigns of the Grantor and the Issuer and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Collateral Agent, the Issuer and the Grantor.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

7. The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interest in the Issuer Pledged Interests. This Agreement shall continue in effect until the security interest of the Collateral Agent in the Issuer Pledged Interests has been terminated and the Collateral Agent has notified the Issuer of such termination in writing. Upon receipt of such notice the obligations of Issuer pursuant to this Agreement with respect to the Issuer Pledged Interests after the receipt of such notice shall terminate, the Collateral Agent shall have no further right to originate instructions concerning the Issuer Pledged Interests and the Issuer may thereafter take such steps as the Grantor may request to vest full ownership and control of the Issuer Pledged Interests in the Grantor. The Grantor may only terminate this Agreement with the written consent of the Collateral Agent; provided that, by giving such notice with the Collateral Agent’s written consent, both the Grantor and the Collateral Agent acknowledge that they will thereby be confirming that, as of the termination date set forth in such Notice, the Collateral Agent will no longer have a perfected security interest in the Issuer Pledged Interests via control pursuant to this Agreement. Subject to the foregoing, this Agreement automatically terminates when the Collateral Agent notifies the Issuer that all obligations owed to the Collateral Agent have been paid in full and the Collateral Agent has terminated its security interest in the Issuer Pledged Interests.

[signature page follows]

Exhibit D-3

IN WITNESS WHEREOF, the Grantor, the Collateral Agent and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ], as Grantor

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

[ ], as the Issuer

By:
Name:
Title:

Exhibit D-4

EXHIBIT E

to

SECURITY AGREEMENT

[FORM OF]

JOINDER AGREEMENT

Reference is made to (a) the Security Agreement, dated as of November 4, 2019 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Security Agreement”), among Iridium Holdings LLC, (“Holdings”), Iridium Satellite LLC, (the “Borrower”), the other grantors party thereto from time to time (together with Holdings and the Borrower, the “Grantors”) and Deutsche Bank AG New York Branch, as collateral agent (together with any successor collateral agent, the “Collateral Agent”) and (b) the Credit Agreement, dated as of November 4, 2019 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Credit Agreement”), among Holdings, Iridium Communications Inc. (solely with respect to Section 10.12 thereof), the Borrower, the lenders party thereto from time to time (the “Lenders”) and Deutsche Bank AG New York Branch, as the Administrative Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, or if not defined therein, the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Grantors have entered into the Security Agreement in order to induce the Lenders to make the Loans to, the extensions of credit under the Ancillary Facilities and issue Letters of Credit on behalf of, the Borrower, and the Guaranteed Creditors to enter into Designated Hedging Agreements and Designated Treasury Services Agreement with one or more of Holdings and/or one or more Restricted Subsidiaries;

WHEREAS, the undersigned Subsidiary (the “New Grantor”) is required pursuant to the terms of the Credit Agreement and the Security Agreement, or the Borrower has otherwise elected in accordance with the terms of the Credit Agreement and the Security Agreement to cause such New Grantor, to become a Grantor by executing this joinder agreement (“Joinder Agreement”) to the Security Agreement;

NOW, THEREFORE, the Collateral Agent and the New Grantor hereby agree as follows:

1. Grant of Security Interest. In accordance with Section 10.12 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor. As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, the New Grantor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of its Collateral, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral).

Exhibit E-1

2. Representations and Warranties; Covenants. The New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except that any such representation or warranty solely as to such New Grantor and the applicable Collateral that (a) relates to an earlier date shall be deemed to be made as of the date hereof and (b) refers to a Schedule to the Perfection Certificate shall be deemed to refer to such Schedule as supplemented hereby. Each reference to a Grantor in the Credit Agreement and to a Grantor in the Security Agreement shall, from and after the date hereof, be deemed to include the New Grantor.

3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. No Waiver. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

6. Notices. All notices, requests and demands to or upon the New Grantor, any Agent or any Lender shall be governed by the terms of Section 10.1 of the Security Agreement.

7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Exhibit E-2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

[ ],
as a Grantor

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

Exhibit E-3